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                                                                   EXHIBIT 10.12

                     THIRD AMENDMENT TO CONSULTING AGREEMENT

THIS THIRD AMENDMENT TO Consulting agreement ("THIRD AMENDMENT") is entered into and made effective as of December 31, 2003 ("THIRD AMENDMENT EFFECTIVE DATE") by and between Connetics Corporation ("CONNETICS") and Eugene A. Bauer, M.D. ("DR. BAUER"). Unless otherwise indicated, a capitalized term within this Third Amendment shall have the same meaning as the same capitalized term within the Initial Agreement (defined below).

                                    AGREEMENT

Connetics and Dr. Bauer are Parties to a Consulting Agreement dated January 1, 2002 ("INITIAL AGREEMENT"), to an Amendment to Consulting Agreement dated December 11, 2002 ("AMENDMENT") and to a Second Amendment to Consulting Agreement dated January 1, 2003 ("SECOND AMENDMENT"). The Initial Agreement, the Amendment and the Second Amendment are to be known collectively as the "CONSULTING AGREEMENT." Connetics and Dr. Bauer desire to amend the terms of the Consulting Agreement as set forth below.

1. Section 2(a) of the Consulting Agreement is superceded and replaced, in its entirety, to read as follows:

          2(a) Connetics hereby retains Dr. Bauer and Dr. Bauer hereby accepts this retainer as a consultant to Connetics for the term commencing on January 1, 2002 and ending on December 31, 2004.

2. This Third Amendment may be executed in a number of identical counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

3. All of the remaining provisions of the Consulting Agreement shall continue in full force and effect as though fully set forth in this Third Amendment.

IN WITNESS WHEREOF, the Parties have entered into this Third Amendment as of the Third Amendment Effective Date.

     "CONNETICS"                                    "DR. BAUER"
  CONNETICS CORPORATION                           EUGENE A. BAUER



Signature: /s/ Thomas G. Wiggans          Signature: /s/ Eugene A. Bauer
           ------------------------                  -----------------------
Print: Thomas G. Wiggans                  Print: Eugene A. Bauer, M.D.
Title: President and Chief                Social Security No:  ____________
       Executive Officer